AmericaFirst Quantitative Funds

AmericaFirst Large Cap Share Buyback Fund

Class A: SBQAX Class U: SBQUX Class I: SBQIX

Supplement dated May 30, 2017
to the Statement of Additional Information dated January 17, 2017

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The following changes to the SAI are effective May 30, 2017:

The Interested Trustee and Officer table in the section “Trustees and Officers” in the SAI is replaced in its entirety with the following:

Interested Trustees and Officers of the Trust

Name, Address and Year of Birth	Position(s) Held with AmericaFirst Term of Office Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in AmericaFirst Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Rick A. Gonsalves 300 Harding Boulevard, Ste. 215 Roseville, CA 95678 Year of Birth: 1968	Trustee – 2012 to present; President – May 2017 to present	President & Chief Executive Officer, AmericaFirst Capital Management, LLC (2007 – present) (investment adviser to the Fund; President & Chief Executive Officer, Renaissance Investment Services (2005 to 2008); Registered Broker Representative for various Broker/Dealers from 1994 to 2007	6	None
OFFICERS OF THE TRUST
Ann Marie Swanson Year of Birth: 1962	Chief Compliance Officer of the Trust – 2016 to present

Director, Alaric Compliance Services, LLC (June 2015 to present); V.P. and Chief Compliance Officer, Thomas Partners Investment Management (May 2013 to March 2015); S.V.P. and Chief Compliance Officer,

Aletheia Research and Management, Inc. (August 2010 to January 2013)

			n/a	n/a

The section “Transfer Agent, Fund Accounting Agent and Administrator” in the SAI is replaced in its entirety with the following:

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, acts as the transfer agent (“Transfer Agent”) for the Fund.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Trust of $11.50 per shareholder (subject to a minimum monthly fee of $775.00) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant (“Fund Accounting Agent”), MSS receives an annual fee from the Trust based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, from $150 million to $200 million in assets the annual fee is $59,250, from $200 million to $300 million in assets the annual fee is $59,250 plus .01% on assets greater than $200 million, and for assets above $300 million the annual fee is $69,250 plus .005% on assets greater than $300 million.  The Trust will receive a discount ranging from 10% to 50% depending on the net assets of the Fund until the Trust reaches $10 million in assets.  Empirical Administration, LLC, an affiliate of MSS, also provides asset and income diversification testing, preparation of board materials and meeting minutes for an additional $500 per month for one fund plus $100 per month per fund for each fund over one.

Prior to May 30, 2017, Gemini Fund Services, LLC, (“GFS”), which has its principal office at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, served as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement with the Trust and subject to the supervision of the Board.

For the administrative, accounting and transfer agency services rendered to the Trust by GFS, the Fund paid GFS a minimum fee of $150,000, or 0.15% on the first $50 million of net assets, 0.12% on the next $50 million of net assets, 0.10% on the next $150 million of net assets, 0.08% on the next $250 million of net assets, 0.06% on the next $500 million of net assets and 0.04% on net assets greater than $1 billion. The Fund also pay GFS for any out-of-pocket expenses.

The section “Distributor” in the SAI is replaced in its entirety with the following:

DISTRIBUTOR

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Fund’s shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

Prior to May 30, 2017, Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, served as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust.

The Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designed dealer of record.

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The Prospectus and Statement of Additional Information each dated January 17, 2017, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-888-643-3431.

Please retain this Supplement for future reference.